UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2012

GOLDEN GLOBAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54528	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17412 105th Avenue, Suite 201, Edmonton, Alberta, Canada	T5S 1G4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (780) 443-4652

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective November 1, 2012, Raja Arian Abbasi resigned as VP of Operations and director of our company.  Mr. Abbasi’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Also effective November 1, 2012, we decreased the number of directors on our board of directors to one (1).  Our board of directors consists solely of John Robert Hope.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GLOBAL CORP.

By:	/s/John Robert Hope
John Robert Hope
President and Director

Date: November 6, 2012

3